[GRAPHIC:  UNITED SERVICES FUNDS LETTERHEAD]

October 15, 1996


CONTACT
COMPANY
ADDRESS 1
ADDRESS 2
CITY, STATE  ZIP

Dear (Contact),

Within the last six months U.S. Global Investors, Inc., formerly United Services Advisors, has reorganized its corporate structure and refocused its vision, so that we will take full advantage of the global boom that is taking place around us.

Our most notable "big hit" successes that we believe will deliver significant value growth for our GROW shareholders:

     1. U.S. World Gold Fund- Over 26% return year-to-date and over $258 million in assets. One of the best 3 and 5-year returns in the precious metals sector.

     2. Bonnel Growth Fund- Over 25% return year-to-date and close to $100 million in assets. Art Bonnel, manager of the fund, has a solid track record and earned a 45% return for the fund in 1995.

     3. All American Equity Fund- Over 16% return year-to-date and very popular among many investors as a "Blue Chip" growth fund that offers access to some of America's greatest companies with only $100 down and $30 a month thereafter, if they choose to invest in our ABC Investment Plan(R).

     4. Security Trust & Financial Company- A subsidiary of U.S. Global that handles over $260 million in retirement monies including IRAs, 401(k)s and 403(b)s.

     5. U.S. Precious Metals and Natural Resources Portfolio*- An offshore venture capital fund that invests predominantly in natural resources in emerging markets. The average annual total rate of return for the fund is over 300%. Recently recognized by Micropal as the #1 performer in its category.

Our changes are causing people to take notice. Please review the enclosed reports and if you have any questions or want more information, please call me at 210-308-1214.

Best regards,


/s/ Stephanie Linkous

Stephanie Linkous
Asst. Vice President Communications

P.S.  The Fiscal 1996 Annual Report is on its way!

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* Available only for sophistocated investors outside the United States.
For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. Average annual total rate of return for U.S. World Gold Fund for 1, 5 and 10 year periods ended 9/30/96, 28.69%, 18.85%, 7.49%, and respectively. Average annual total rate of return for Bonnel Growth Fund for 1 year periods ended 9/30/96, 21.11%; from inception, 35.22%. Average annual total rate of return for U.S. All American Equity Fund for 1, 5 and 10 year periods ended 9/30/96, 20.08%, 11.96%, and 8.28% respectively. U.S. stands for United Services.